EXHIBIT 99.2

Supplemental Financial Information
June 30, 2007
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6 - 7
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Fee Income From Joint Ventures
Property
Joint Venture Reporting	8 - 11
Financial Statements of Unconsolidated Joint Ventures at 100%
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
Investments in Real Estate Joint Ventures
Debt Information for Real Estate Joint Ventures
Summary Balance Sheet Information	12
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	13 - 14
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	15 - 16
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	17 - 36
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Summary
Total Operating Income at Prorata Share by Geographic Region
Average Base Rents
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain  forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general  economic conditions.  Accordingly, there is no assurance that WRI’s expectations will be realized.

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of June 30, 2007, we owned or operated under long-term leases, interests in 377 developed income-producing properties and 37 properties that are in various stages of development (including 9 which are income-producing), which are located in 22 states that span the United States from coast to coast.  Included in the portfolio are 336 shopping centers, 75 industrial projects, and 3 other operating properties.  Our interests in these properties aggregated approximately 48.8 million square feet of leasable area.  Our properties were 95.3% leased as of June 30, 2007, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Austin, TX
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA
Seattle, WA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Statements of Consolidated Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2007	2006	2007	2006	2006	2005	2004	2003

Revenues:
Rentals	$143,281	$130,708	$286,234	$258,277	$536,988	$487,065	$437,476	$358,658
Other	3,181	1,245	5,216	3,444	6,962	6,271	8,281	6,653
Total	146,462	131,953	291,450	261,721	543,950	493,336	445,757	365,311

Expenses:
Depreciation and amortization	32,541	30,039	64,807	59,618	123,067	112,495	99,987	79,242
Operating	25,301	20,723	48,723	38,930	89,111	74,240	69,563	56,710
Ad valorem taxes	16,869	15,453	33,300	30,713	63,403	56,786	50,109	40,783
General and administrative	6,504	5,648	13,113	11,003	23,801	17,379	16,122	13,820
Impairment loss							3,550
Total	81,215	71,863	159,943	140,264	299,382	260,900	239,331	190,555

Operating Income	65,247	60,090	131,507	121,457	244,568	232,436	206,426	174,756
Interest Expense	(35,653)	(34,331)	(71,719)	(68,361)	(145,297)	(129,102)	(115,725)	(90,096)
Interest and Other Income	3,044	579	4,756	2,031	9,044	2,862	1,389	1,562
Loss on Redemption of Preferred Shares							(3,566)	(2,739)
Equity in Earnings of Joint Ventures, net (a)	4,273	4,547	7,620	8,613	14,655	6,610	5,384	4,681
Income Allocated to Minority Interests	(3,497)	(1,644)	(4,675)	(3,301)	(6,414)	(6,060)	(4,928)	(2,723)
Gain (Loss) on Sale of Properties	(65)	52	1,994	103	22,493	22,306	1,562	667
Gain on Land and Merchant Development Sales	3,285		3,951	1,676	7,166	804
Benefit (Provision) for Income Taxes	(1,012)	371	(1,003)	(148)	(1,366)
Income From Continuing Operations	35,622	29,664	72,431	62,070	144,849	129,856	90,542	86,108
Operating Income (Loss) From Discontinued Operations	(389)	4,496	1,301	9,612	14,667	24,338	25,956	24,135
Gain on Sale of Properties From Discontinued Operations	40,544	56,106	53,430	73,193	145,494	65,459	24,883	6,037
Income From Discontinued Operations	40,155	60,602	54,731	82,805	160,161	89,797	50,839	30,172
Net Income	75,777	90,266	127,162	144,875	305,010	219,653	141,381	116,280
Preferred Share Dividends	(5,775)	(2,525)	(10,503)	(5,050)	(10,101)	(10,101)	(7,470)	(15,912)
Redemption Cost of Series A Preferred Shares								(2,488)
Net Income Available to Common Shareholders	$70,002	$87,741	$116,659	$139,825	$294,909	$209,552	$133,911	$97,880
Net Income Per Common Share - Basic	$0.81	$0.98	$1.35	$1.56	$3.36	$2.35	$1.55	$1.24
Net Income Per Common Share - Diluted	$0.79	$0.95	$1.32	$1.53	$3.27	$2.31	$1.54	$1.24

(a)	See Page 8 for the Company's prorata share of the operating results of its unconsolidated joint ventures.

Weingarten Realty Investors
Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	June 30, 2007	December 31, 2006
ASSETS

Property	$4,625,139	$4,445,888
Accumulated Depreciation	(732,249)	(707,005)
Property Held for Sale	5,124
Property - net	3,898,014	3,738,883

Investment in Real Estate Joint Ventures (a)	277,270	203,839
Total	4,175,284	3,942,722

Notes Receivable from Real Estate Joint Ventures and Partnerships	20,958	3,971
Unamortized Debt and Lease Costs	113,303	112,873
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $7,423 in 2007 and $6,696 in 2006)	63,128	78,893
Cash and Cash Equivalents	46,301	71,003
Restricted Deposits and Mortgage Escrows	86,766	94,466
Other	118,412	71,612
Total	$4,624,152	$4,375,540

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,893,907	$2,900,952
Accounts Payable and Accrued Expenses	138,161	132,821
Other	123,183	128,306
Total	3,155,251	3,162,079

Minority Interest	96,071	87,680

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstandingin 2007 and 2006; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2007 and 2006; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 80 shares issued and outstanding in 2007; liquidation preference $200,000	2
Common Shares of Beneficial Interest - par value, $.03 per share;shares authorized: 150,000; shares issued and outstanding:86,448 in 2007 and 85,765 in 2006	2,604	2,582
Additional Paid in Capital	1,347,483	1,136,481
Net Income in Excess of (Less Than) Accumulated Dividends	30,301	(786)
Accumulated Other Comprehensive Loss	(7,564)	(12,500)
Shareholders' Equity	1,372,830	1,125,781
Total	$4,624,152	$4,375,540

(a)  This represents the Company's investment of its unconsolidated joint ventures.  See page 8 for additional information.

Weingarten Realty Investors
Statements of Consolidated Income at Prorata Share
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2007	2006	2007	2006	2006	2005	2004	2003

Revenues:
Rentals	$151,593	$132,625	$299,973	$261,966	$546,899	$492,042	$439,755	$359,674
Other	3,338	1,399	5,493	3,649	7,746	6,447	8,041	6,833
Total	154,931	134,024	305,466	265,615	554,645	498,489	447,796	366,507

Expenses:
Depreciation and amortization	34,447	30,338	67,921	60,130	124,778	112,747	99,880	77,767
Operating	25,992	20,743	49,615	39,060	89,396	74,183	69,579	56,670
Ad valorem taxes	17,814	15,567	34,985	30,961	64,048	57,203	50,253	41,015
General and administrative	6,562	5,660	13,181	11,027	23,902	17,436	16,125	13,821
Impairment loss							3,550
Total	84,815	72,308	165,702	141,178	302,124	261,569	239,387	189,273

Operating Income	70,116	61,716	139,764	124,437	252,521	236,920	208,409	177,234
Interest Expense	(37,261)	(34,482)	(74,455)	(68,294)	(146,250)	(128,385)	(114,223)	(89,858)
Interest and Other Income	3,877	904	6,633	2,636	10,686	3,637	2,553	3,615
Loss on Redemption of Preferred Shares							(3,566)	(2,739)
Income Allocated to Minority Interests	(1,216)	(1,369)	(2,322)	(2,768)	(5,453)	(5,218)	(3,990)	(3,236)
Gain (Loss) on Sale of Properties	(65)	2,548	1,994	4,160	26,550	22,102	1,460	1,186
Gain on Land and Merchant Development Sales	3,285		3,951	2,092	8,274	889
Benefit (Provision) for Income Taxes	(1,012)	371	(1,003)	(148)	(1,366)
Income From Continuing Operations	37,724	29,688	74,562	62,115	144,962	129,945	90,643	86,202
Operating Income (Loss) From Discontinued Operations	(303)	4,472	1,358	9,567	14,542	24,249	25,855	24,040
Gain on Sale of Properties From Discontinued Operations	38,356	56,106	51,242	73,193	145,506	65,459	24,883	6,038
Income From Discontinued Operations	38,053	60,578	52,600	82,760	160,048	89,708	50,738	30,078
Net Income	75,777	90,266	127,162	144,875	305,010	219,653	141,381	116,280
Preferred Share Dividends	(5,775)	(2,525)	(10,503)	(5,050)	(10,101)	(10,101)	(7,470)	(15,912)
Redemption Cost of Series A Preferred Shares								(2,488)
Net Income Available to Common Shareholders	$70,002	$87,741	$116,659	$139,825	$294,909	$209,552	$133,911	$97,880
Net Income Per Common Share - Basic	$0.81	$0.98	$1.35	$1.56	$3.36	$2.35	$1.55	$1.24
Net Income Per Common Share - Diluted	$0.79	$0.95	$1.32	$1.53	$3.27	$2.31	$1.54	$1.24

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. The Statements of Consolidated Income at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share
(in thousands, except per share amounts)

	June 30, 2007	December 31, 2006
ASSETS

Property	$4,894,923	$4,610,751
Accumulated Depreciation	(746,129)	(707,289)
Property Held for Sale	4,688
Property - net	4,153,482	3,903,462

Notes Receivable from Real Estate Joint Ventures and Partnerships	52,734	54,125
Unamortized Debt and Lease Costs	121,455	118,377
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $8,215 in 2007 and $6,696 in 2006)	65,672	79,165
Cash and Cash Equivalents	52,375	84,092
Restricted Deposits and Mortgage Escrows	87,542	93,955
Other	142,334	75,858
Total	$4,675,594	$4,409,034

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,973,460	$2,945,288
Accounts Payable and Accrued Expenses	138,545	132,845
Other	125,659	126,865
Total	3,237,664	3,204,998

Minority Interest	65,100	78,255

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2007 and 2006; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interests; 29 shares issued and outstanding in 2007and 2006; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 80 shares issued and outstanding in 2007;liquidation preference $200,000	2
Common Shares of Beneficial Interest - par value, $.03 per share;shares authorized: 150,000; shares issued:86,448 in 2007 and 85,765 in 2006	2,604	2,582
Capital Surplus	1,347,483	1,136,481
Net Income in Excess of (Less Than) Accumulated Dividends	30,301	(786)
Accumulated Other Comprehensive Loss	(7,564)	(12,500)
Shareholders' Equity	1,372,830	1,125,781
Total	$4,675,594	$4,409,034

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Funds from Operations
Numerator:
Net income available to common shareholders	$70,002	$87,741	$116,659	$139,825
Depreciation and amortization	31,902	31,604	63,881	63,034
Depreciation and amortization of unconsolidated joint ventures	2,536	1,106	4,593	2,124
Gain on sale of properties	(38,253)	(56,157)	(53,198)	(73,299)
Gain on sale of properties of unconsolidated joint ventures		(2,497)		(4,054)
Funds from Operations - Basic	66,187	61,797	131,935	127,630
Funds from operations attributable to operating partnership units	1,103	1,368	2,209	2,768
Funds from Operations - Diluted	$67,290	$63,165	$134,144	$130,398

Denominator:
Weighted average shares outstanding - Basic	86,274	89,519	86,140	89,446
Effect of dilutive securities:
Share options and awards	1,011	854	1,063	905
Operating partnership units	2,450	3,160	2,565	3,151
Weighted average shares outstanding - Diluted	89,735	93,533	89,768	93,502

Funds from Operations per Share - Basic	$0.77	$0.69	$1.53	$1.43

Funds from Operations Per Share - Diluted	$0.75	$0.68	$1.49	$1.39

Growth in Funds from Operations per Share - Diluted		10.3%		7.2%

Dividends
Common Dividends per Share	$0.495	$0.465	$0.990	$0.930

Common Dividends Paid as a % of Funds from Operations	64.7%	67.5%	64.9%	65.3%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	4.2%	4.2%	4.3%	4.2%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.12%	0.24%	0.24%

Net Operating Income *
Same Property NOI Growth: **
Retail	3.4%	1.4%	3.5%	2.9%
Industrial	2.2%	7.0%	2.3%	6.9%
Total	3.3%	1.8%	3.4%	3.2%

*           Includes the Company's share of unconsolidated joint ventures and excludes its partners' share of consolidated joint ventures ("Prorata Share").

**         Same Property NOI Growth excludes the effect of lease cancellation income.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated partnerships and joint ventures.  We calculate FFO in a manner consistent with the NAREIT definition.
We believe FFO is an appropriate supplemental measure of operating performance because it helps investors compare our operating performance relative to other REITs.  Management also uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself.  There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.
FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity.  FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Rentals
Base minimum rent, net	$110,540	$102,580	$220,711	$203,828
Straight line rent	2,653	1,446	4,853	2,788
Over/Under-market rentals, net	600	175	1,374	341
Percentage rent	1,423	1,171	3,236	2,542
Tenant reimbursements	28,065	25,336	56,060	48,778
Total	$143,281	$130,708	$286,234	$258,277

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Rentals (Prorata Share)
Base minimum rent, net	$116,601	$104,110	$230,779	$206,816
Straight line rent	3,033	1,520	5,340	2,907
Over/Under-market rentals, net	864	225	1,892	449
Percentage rent	1,430	1,229	3,220	2,639
Tenant reimbursements	29,665	25,541	58,742	49,155
Total	$151,593	$132,625	$299,973	$261,966

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Interest Expense (Prorata Share)
Interest paid or accrued	$45,137	$37,707	$89,671	$74,241
Over-market mortgage adjustment	(1,787)	(1,839)	(3,570)	(3,678)
Gross interest expense	43,350	35,868	86,101	70,563
Less:
Capitalized interest	(6,089)	(1,386)	(11,646)	(2,269)
Interest expense, at prorata share	$37,261	$34,482	$74,455	$68,294

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Fee Income from Joint Ventures
Recurring	$1,267	$452	$2,320	$761
Non-Recurring	811	86	831	130
Total	$2,078	$538	$3,151	$891

	June 30, 2007	December 31, 2006
Property at Prorata Share
Land	$968,103	$910,240
Land held for development	21,439	20,078
Land under development	229,115	142,366
Buildings and improvements	3,538,691	3,446,226
Construction in-progress	137,575	91,841
Total	$4,894,923	$4,610,751

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at 100%
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Revenues:	$35,267	$13,567	$66,486	$25,515

Expenses:
Depreciation and amortization	8,533	3,172	15,536	5,971
Interest	5,396	4,127	10,486	7,459
Operating	5,173	1,737	9,788	3,293
Ad valorem taxes	4,278	1,379	8,333	2,586
General and administrative	180	138	345	259
Total	23,560	10,553	44,488	19,568

Gain on land sales				555
Gain on sale of properties		3,442		5,992
Net income	$11,707	$6,456	$21,998	$12,494

	June 30, 2007	December 31, 2006
ASSETS

Property	$1,361,848	$1,123,600
Accumulated depreciation	(63,008)	(41,305)
Property - net	1,298,840	1,082,295

Other assets	116,631	118,642

Total	$1,415,471	$1,200,937

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$354,988	$327,695
Amounts payable to WRI	23,365	22,657
Other liabilities	44,042	39,967
Accumulated equity	993,076	810,618

Total	$1,415,471	$1,200,937

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Revenues:	$10,775	$5,060	$19,973	$9,753

Expenses:
Depreciation and amortization	2,536	1,106	4,593	2,124
Interest	1,571	1,233	3,074	2,243
Operating	1,516	672	2,889	1,288
Ad valorem taxes	1,228	498	2,350	961
General and administrative	55	62	127	115
Total	6,906	3,571	13,033	6,731

Gain on land and merchant development sales				416
Gain on sale of property		2,497		4,054

Net Income	$3,869	$3,986	$6,940	$7,492

	June 30, 2007	December 31, 2006
ASSETS

Property	$386,091	$307,559
Accumulated Depreciation	(25,303)	(16,869)
Property - net	360,788	290,690

Other Assets	39,943	40,159
Total	$400,731	$330,849

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$102,531	$97,969
Amounts Payable to WRI	9,753	7,382
Accounts Payable and Accrued Expenses	10,697	10,358
Total	122,981	115,709

Accumulated Equity	277,750	215,140

Total	$400,731	$330,849

Notes:
The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures at WRI's ownership percentages. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Real Estate Joint Ventures
June 30, 2007
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 6/30/2007	Equity in Earnings of Unconsolidated JVs (1)

TIAA Florida Retail LLC	7	1,264	$351,901	$-	20.0%	$-	$66,145	$1,627
AEW SRP, LLC	10	984	201,457	120,362	26.3%	31,713	17,442	403
Collins	8	1,641	141,147	12,480	50.0%	6,240	57,887	1,429
AEW - Institutional Client	6	515	138,832	71,163	20.0%	14,233	12,214	263
BIT Investment Thirty-Six, LP	12	4,065	240,604	25,333	20.0%	5,067	35,375	739
Eagle AN, LP	7	2,036	51,368	36,652	20.0%	7,330	-	(2)

Other	19	2,465	290,163	88,997	42.6%	37,949	88,206	3,161

Total	69	12,971	$1,415,471	$354,988	28.5%	$102,531	$277,270	$7,620
Joint Venture Description

RETAIL
TIAA Florida Retail LLC -	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC -	Retail joint venture with an institutional partner through AEW Capital Management
Collins -	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management

INDUSTRIAL
BIT Investment Thirty-Six, LP -	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP -	Industrial joint venture with American National Insurance Company

(1) Ties to consolidated income statement but differs from prorata income statement due to elimination of intercompany interest income/expense and management fees.

Weingarten Realty Investors
Debt Information in Real Estate Joint Ventures
June 30, 2007
(In Thousands)

Joint Venture Partner	Number of Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	7
AEW SRP, LLC	10	$120,362	5.7%	7.7
Collins	8	12,480	6.0%	14.0
AEW - Institutional Client	6	71,163	5.7%	6.7
BIT Investment Thirty-Six, LP	12	25,333	6.4%	4.3
Eagle AN, LP	7	36,652	8.1%	3.2

Other	19	88,397	5.7%	6.2

Total	69	$354,388	6.0%	6.7

(1) All mortgages are fixed rate except for one of the "other" which has a variable rate mortgage ($3.4 million).

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	June 30, 2007	December 31, 2006

Common Share Data
Closing Market Price	$41.10	$46.11

Dividend Yield	4.82%	4.03%

90-Day Average Trading Volume	473,829	340,616

Capitalization (As reported)
Debt	$2,893,907	$2,900,952
Preferred Shares	347,500	147,500
Common Shares at Market	3,553,013	3,954,624
Operating Partnership Units at Market	100,695	138,745
Total Market Capitalization	$6,895,115	$7,141,821

Debt to Total Market Capitalization	42.0%	40.6%

Capitalization (Prorata)
Debt	$2,973,460	$2,945,288
Preferred Shares	347,500	147,500
Common Shares at Market	3,553,013	3,954,624
Operating Partnership Units at Market	100,695	138,745
Total Market Capitalization	$6,974,668	$7,186,157

Debt to Total Market Capitalization	42.6%	41.0%

Capital Availability
Unused Portion of $400 MM Revolver	$353,473	$371,923
Shelf Registration - $1 Billion Effective April 2003	85,430	85,430
Shelf Registration - $1.5 Billion Effective September 2004	1,300,000	1,500,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$1,788,903	$2,007,353

Credit Ratings	S&P	Moody's

Senior Debt	A-	Baa1
Preferred Shares	BBB+	Baa2

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	June 30, 2007	2nd Quarter Weighted Average Rate	December 31, 2006	4th Quarter Weighted Average Rate
Outstanding Balance Summary (1)
Mortgage Debt	$915,122	7.10%	$953,938	7.29%
7% 2011 Bonds	200,000	7.00%	200,000	7.00%
3.95% Convertible Bonds (2)	575,000	3.95%	575,000	3.95%
Unsecured Notes Payable	1,119,867	5.85%	1,119,867	5.85%
Revolving Credit Agreements (3)	37,000	8.75%	18,000	5.97%
Industrial Revenue Bonds	4,305	6.07%	4,422	5.36%
Obligations under Capital Leases	42,613	6.28%	29,725	6.00%
Total Debt - As Reported	2,893,907	6.09%	2,900,952	6.09%
Less: Minority Partners' Interests	(22,978)		(53,633)
Plus: WRI Share of Unconsolidated Joint Ventures	102,531		97,969
Total Debt - Prorata Share	$2,973,460	5.99%	$2,945,288	6.10%

	June 30, 2007	% of Total	December 31, 2006	% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,838,580	95.5%	$2,829,344	96.1%
Variable-rate debt	134,880	4.5%	115,944	3.9%
Total	$2,973,460	100.0%	$2,945,288	100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$1,045,350	35.2%	$1,035,072	35.1%
Unsecured Debt	1,928,110	64.8%	1,910,216	64.9%
Total	$2,973,460	100.0%	$2,945,288	100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.19x		2.37x
Interest Coverage	2.31x		2.45x
Debt Service Coverage	2.27x		2.41x

	As	Prorata
	Reported	Share
Weighted Average Interest Rates (1)
Three months ended 6/30/07	6.09%	5.99%
Six months ended 6/30/07	6.07%	5.98%
Twelve months ended 12/31/06	6.23%	6.26%

(1)	Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(2)	The convertible bonds mature August 1, 2026 with a call option anytime after August 2011 and an initial conversion price of $49.075 per share.

(3)	Weighted average revolving interest rate excluding the effect of the commitment fee was 5.70% in second quarter 2007 and 5.63% in fourth quarter 2006.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at June 30, 2007

	As Reported		Prorata Share
	Maturities	Rate (7)	Maturities	Rate (7)	Floating Rate	Fixed Rate
2007 (1)	$71,084	6.01%	$73,067	6.00%	$9,992	$63,075
2008 (2) (3)	252,170	6.75%	252,784	6.67%	429	252,355
2009	113,096	6.54%	112,964	6.48%	9,795	103,169
2010	118,754	6.64%	133,004	6.57%	550	132,454
2011 (4)	889,866	4.98%	884,388	4.96%	-	884,388
2012	307,421	5.57%	311,201	5.55%	-	311,201
2013	283,393	5.75%	278,488	5.68%	-	278,488
2014	338,356	5.28%	367,816	5.36%	2,115	365,701
2015	196,705	6.15%	204,805	6.04%	-	204,805
Thereafter	258,284	7.05%	290,165	7.05%	-	290,165
Subtotal	2,829,129		2,908,682		22,880	2,885,802

Revolvers (5)	37,000	9.21%	37,000	9.21%	37,000
Other (6)	27,778		27,778			27,778
Swap Maturities:
2007					25,000	(25,000)
2014					50,000	(50,000)
Total	$2,893,907	6.07%	$2,973,460	5.98%	$134,880	$2,838,580

(1)	Includes $2.9 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Includes $25 million of MTN's maturing 2028 with 10, 12 and 20 year put options.
(3)	Includes prepayment of $121.8 million mortgage.
(4)	Includes $575 million of Convertible debt maturing in 2026 with a 5 year call option.
(5)	Includes the effect of the commitment fee.
(6)	Other includes capital leases and market value of swaps.
(7)	Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Prorata Share
(in thousands, except percentages and # of units)

Rank	Tenant Name	DBA’s	# of Units	% of Prorata Rental Revenue	Square Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	31	2.66%	1,762

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls	27	1.51%	752

3	SAFEWAY, INC.	Safeway, Randalls, Von's	20	1.44%	989

4	ROSS STORES, INC.	Ross Dress for Less	27	1.37%	665

5	PUBLIX SUPER MARKETS, INC.		20	1.23%	729

6	BLOCKBUSTER VIDEO		56	1.05%	302

7	HOME DEPOT, INC.		6	0.96%	699

8	OFFICE DEPOT, INC.		23	0.94%	476

9	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	12	0.91%	283

10	CIRCUIT CITY		9	0.89%	324

11	PETCO ANIMAL SUPPLIES, INC.		22	0.84%	279

12	GAP, INC.	Gap, Old Navy, Banana Republic	18	0.81%	294

13	H E BUTT GROCERY		6	0.74%	385

14	OFFICE MAX INC.		13	0.72%	307

15	PETSMART, INC.		14	0.67%	277

16	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	32	0.61%	311

17	STAPLES		12	0.60%	319

18	HARRIS TEETER		6	0.59%	287

19	LINENS 'N THINGS, INC.		9	0.57%	245

20	RALEY'S	Raley's Bel Air Markets	6	0.57%	331

21	BED BATH & BEYOND, INC.		14	0.54%	292

22	BEST BUY, INC.		9	0.54%	221

23	STAGE STORES	Beall's, Palais Royal, Stages	20	0.52%	438

24	ACADEMY SPORTS & OUTDOORS		5	0.52%	567

25	MOVIE GALLERY, INC.		22	0.51%	131

	Total		439	22.31%	11,664

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations

	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
Year Expiring	Sq. Ft.	Prorata Revenue	Sq. Ft.	Prorata Revenue	Sq. Ft.	Prorata Revenue
2007	3.77%	4.04%	5.96%	6.87%	4.30%	4.35%
2008	11.19%	11.02%	22.68%	23.14%	13.92%	12.34%
2009	12.16%	12.60%	21.68%	20.90%	14.43%	13.51%
2010	13.02%	14.22%	15.03%	15.15%	13.54%	14.34%
2011	13.11%	14.44%	10.52%	11.49%	12.56%	14.14%
2012-2016	28.18%	27.59%	22.37%	21.15%	26.94%	26.94%
2017-2026	17.05%	14.97%	1.76%	1.30%	13.14%	13.37%

Leasing Production - New Leases and Renewals

	Number Of Leases	Square Feet	Increase in Base Rent
Three Months Ended
June 30, 2007
Retail	260	923	13.5%
Industrial	55	380	7.2%
Total	315	1,303	12.6%

Three Months Ended
June 30, 2006
Retail	280	847	5.6%
Industrial	53	558	2.5%
Total	333	1,405	5.1%

Six Months Ended
June 30, 2007
Retail	516	2,123	11.8%
Industrial	103	1,289	5.2%
Total	619	3,412	10.5%

Six Months Ended
June 30, 2006
Retail	523	1,787	8.2%
Industrial	103	1,466	3.4%
Total	626	3,253	7.4%

Average Minimum Rent per Square Foot

	Quarter Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Retail	$12.29	$12.14	$12.12	$12.10	$11.69
Industrial	$4.85	$4.98	$4.91	$4.92	$4.80

Occupancy	Quarter Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Shopping Center Portfolio	95.6%	95.4%	95.0%	95.0%	95.2%
Industrial Portfolio	94.6%	90.8%	91.2%	90.4%	89.5%
Total Portfolio	95.3%	94.4%	94.1%	94.0%	93.7%

Note:  A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Property Investment Summary
	Acquisitions	New Development	Major Repairs	All Other	Total

Six Months Ended 06/30/2007	$268,022	$141,445	$5,726	$31,371	$446,564
Year Ended 12/31/2006	602,987	166,999	14,338	32,757	817,081
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623

Weingarten Realty Investors
Acquisition Summary
(in thousands at prorata share)

Center	City/State	Sq. Ft. of Bldg. Area at 100%	Date Acquired	Total Investment	Yield

Wholly-Owned Acquisitions

Shopping Centers

Scottsdale Horizon	Scottsdale, AZ	10	01/22/07
Entrada De Oro	Tucson, AZ	89	01/22/07
Oracle Crossings	Tucson, AZ	254	01/22/07
Oracle Wetmore	Tucson, AZ	287	01/22/07
Cherokee Plaza	Atlanta, GA	99	01/25/07
Shoppes at Bears Path	Tucson, AZ	44	03/13/07
Madera Village	Tucson, AZ	97	03/13/07
Oak Grove Market Center	Portland, OR	97	06/15/07

		976			6.30%

Industrial

Lakeland Interstate Industrial Park I	Lakeland, FL	168	01/11/07
Enterchange at Northlake A	Ashland, VA	215	04/20/07
Enterchange at Walthall D	Colonial Heights, VA	287	04/20/07
Town & Country Commerce Center	Houston, TX	206	06/29/07

		876			6.90%

Other

Arcadia Biltmore Plaza (1)	Phoenix, AZ	24	01/31/07

		24			5.60%

Subtotal - Wholly Owned Acquisitions		1,876			6.40%

Joint Venture Acquisitions

Shopping Centers

Sunrise West (25%)	Sunrise, FL	76	01/26/07
Cole Park Plaza (25%)	Chapel Hill, NC	82	02/01/07

		159			6.60%

Industrial

Enterchange at Northlake C (20%)	Ashland, VA	293	04/20/07
Enterchange at Meadowville (20%)	Chester, VA	227	04/20/07
Interport Business Center A (20%)	Richmond, VA	447	04/20/07
Interport Business Center B (20%)	Richmond, VA	118	05/03/07
Interport Business Center C (20%)	Richmond, VA	55	05/03/07
Enterchange at Walthall C (20%)	Colonial Heights, VA	262	05/03/07
Enterchange at Walthall A & B (20%)	Colonial Heights, VA	607	05/03/07

		2,009			7.60%

Subtotal - Joint Venture Acquisitions		2,168			7.40%

Grand Total Acquisitions (Y-T-D)		4,044		$268,022	6.50%

(1) Acquired office building, a portion of which will be use to house company personnel.

Weingarten Realty Investors
Disposition Summary
(in thousands at prorata share)

Center	City/State	Sq. Ft of Bldg. Area at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Operating Property Sales

Shopping Centers
Southridge Plaza	Austin, TX	146	3/8/07
First Colony Commons	Sugarland, TX	410	4/2/07
Lincoln Place I	Fairview Heights, IL	103	4/5/07
Lincoln Place II	Fairview Heights, IL	170	4/5/07
Prien Lake Plaza (1)	Lake Charles, LA	129	5/15/07
Gold Creek	Elizabeth, CO	27	5/8/07
Bridges at Smoky Hill	Aurora, CO	20	5/25/07
Village Shoppes of Sugarloaf	Lawrenceville, GA	148	6/27/07

Subtotal - Shopping Centers		1,152			6.70%

Total Operating Property Sales (Y-T-D)		1,152		$178,387	6.70%

Land and Merchant Development Sales

Shopping Centers

Boswell Towne Center	Saginaw, Texas		1/18/07
Lake Pointe Market Center	Rowlett (Dallas), Texas		2/2/07
1855 Dornoch Court	San Diego, CA		5/10/07
1725 Dornoch Court	San Diego, CA		5/10/07

Total Land and Merchant Development Sales (Y-T-D)				$29,932

Grand Total				$208,319

(1) Sold all except for 3 lots.

	Weingarten Realty Investors
	Properties Currently Under Development
	(in thousands at prorata share, except percentage)

					Total Square Feet		Spent
					of Building Area (1)		Year-To	Spent
				Percent		WRI’s	Date	Inception	Total Estimated Investment		Est. Final	Estimated
	Center Name	Location	Anchor	Ownership	Total	Share	2007	To Date	WRI Costs	Gross Costs	ROI %	Stabilization

1	Glenwood Meadows *	Glenwood Springs (Denver), Colorado	Target (O.B.O.)	41%	403	114	$415	$11,696	$11,696	$28,527		1Q'08
2	Buckingham Square	Aurora (Denver), Colorado	Target (O.B.O.)	50%	930	254	1,345	2,626	15,572	31,143		2010
3	River Point at Sheridan	Sheridan (Denver), Colorado	Target / Costco	50%	780	225	(16,116)	4,525	27,352	54,704		2009
4	Raintree Ranch Center	Chandler (Phoenix), Arizona	Whole Foods	100%	137	137	7,082	20,227	27,242	27,242		4Q'07

Total Western Region					2,250	730	(7,274)	39,074	81,862	141,617

5	Starr Plaza *	Rio Grande City, Texas	Beall's / H.E.B	50%	185	93	23	10,215	10,263	20,527		3Q'06
6	Sharyland Towne Crossing *	Mission, Texas	Target (O.B.O.) / H.E.B	50%	489	179	6,953	20,214	24,522	49,045		4Q'07
7	Market at Nolana *	McAllen, Texas	Wal-Mart (O.B.O.)	50%	263	30	1,126	4,002	5,290	10,580		4Q'08
8	Market at Sharyland Place*	Mission, Texas	Kohl's	50%	113	56	(24)	1,655	2,876	5,752		2Q'08
9	North Sharyland Crossing*	Mission, Texas		50%	342	171	30	3,637	12,140	24,280		4Q'08

Total Central Region					1,392	529	8,108	39,723	55,092	110,184

10	Phillips Village	Orlando, Florida	Wal-Mart (O.B.O.)	100%	66	66	5,726	11,334	14,583	14,583		1Q'08
11	Ridgeway Trace	Memphis, Tennessee	Target (O.B.O)	100%	340	207	2,111	29,669	58,985	58,985		2010
12	Clermont Landing	Clermont (Orlando), Florida	JC Penny (O.B.O)	55%	313	103	5,744	5,744	17,031	30,965		2009
13	Palm Coast Landing at Town Center	Palm Coast, Florida	Target (O.B.O)	50%	423	114	5,849	5,849	20,197	40,393		2009
14	Waterford Village	Leland (Wilmington), North Carolina	Harris Teeter	75%	118	89	120	6,492	12,785	17,046		3Q'08
15	S. Fulton Town Center	Atlanta, Georgia	Wal-Mart (O.B.O.)	50%	444	134	9,371	9,371	23,093	46,186		2010
16	Phillips Crossing	Orlando, Florida	Whole Foods	100%	141	141	2,721	3,839	22,498	22,498		4Q'08
17	Colonial Landing	Orlando, Florida	PetsMart / Bed, Bath & Beyond	50%	265	132	970	12,021	14,985	29,971		4Q'08

Total Eastern Region					2,109	985	32,612	84,319	184,156	260,627

	Total 17 Properties currently Under Development to be held by WRI				5,751	2,244	$33,446	$163,116	$321,110	$512,428	9.5%

1	Village at Liberty Lake *	Liberty Lake (Spokane), Washington	Home Depot (O.B.O.)	50%	159	5	13	902	902	1,804		4Q'07
2	Mohave Crossroads - PH I, II & III	Bullhead City, Arizona	Target (O.B.O)	100%	233	233	5,116	5,116	48,639	48,639		2009
3	Jess Ranch Phase III *	Apple Valley (Los Angeles), California	Best Buy / Bed, Bath & Beyond	50%	194	97	5,488	5,488	22,181	44,362		2010
4	Laveen Village Phase II	Phoenix, Arizona	Home Depot (O.B.O.)	100%	196	56	4,900	14,367	14,367	14,367		2Q'07
5	The Shoppes at Parkwood Ranch	Mesa (Phoenix), Arizona	Hobby Lobby	100%	121	108	6,043	6,043	18,862	18,862		2009
6	Jess Ranch Marketplace*	Apple Valley (Los Angeles), California	Winco (O.B.O.)	50%	307	107	3,149	6,349	18,164	36,328		3Q'08

Total Western Region					1,209	605	24,709	38,265	123,115	164,362

7	North Towne Plaza	Brownsville, Texas	Lowe's (O.B.O.)	75%	396	209	312	5,331	30,524	40,699		2010
8	Westwood Center	San Antonio, Texas		100%	276	101	11,057	11,057	16,826	16,826		2010
9	Horne Street	Fort Worth, Texas	24 Hour Fitness	100%	54	54	4,280	4,280	13,250	13,250		2010
10	Stevens Ranch	San Antonio, Texas	Target, JCP, HEB, Lowes	50%	936	282	18,665	18,665	40,991	81,983		2013
11	Festival Plaza	Helotes (San Antonio), Texas		100%	257	49	88	852	7,643	7,643		2011
12	Gateway Station	Burleson (Fort Worth), Texas	Kohl's (O.B.O.) / Conn's	70%	100	69	88	1,369	8,951	12,788		2009
13	Westover Square	San Antonio, Texas	Target (O.B.O.) / Lowe's (O.B.O.)	67%	60	0	3	3,055	3,911	5,838		2009
14	River Pointe Apartments II	Conroe (Houston), Texas	N/A	100%	217	217	9,274	16,374	16,374	16,374		2009
15	Rock Prairie Marketplace	College Station, Texas	HEB (O.B.O)	100%	329	173	4,213	16,533	28,145	28,145		2011
16	Tomball Marketplace	Tomball (Houston), Texas	Academy (O.B.O.)	100%	372	183	5,883	21,718	32,068	32,068		2009

Total Central Region					2,998	1,337	53,863	99,234	198,684	255,613

17	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100%	71	71	1,636	4,931	6,728	6,728		2011
18	Southern Pines	Southern Pines, North Carolina		100%	220	79	8,458	8,458	20,857	20,857		2010
19	Shoppes at Caveness Farms (Retail Tracts)	Wake Forest (Raleigh), North Carolina		100%	297	297	(485)	11,995	51,354	51,354		2009
20	Crabtree Towne Center	Raleigh, North Carolina		100%	256	256	19,818	19,817	108,385	108,385		2011

Total Eastern Region					843	702	29,427	45,201	187,325	187,325

	Total 20 proposed merchant build properties currently under development				5,050	2,645	$107,999	$182,700	$509,124	$607,300	8.8%

	Total 37 properties in various stages of development				10,801	4,889	$141,445	$345,816	$830,234	$1,119,728	9.1%

	* Unconsolidated Joint Venture

O.B.O - Owned By Other
(1)  Total  Building Area square footage reflects 100% ownership including square feet that is owned by other.  WRI's share of building area square footage reflects WRI's ownership percentage excluding square feet owned by other.

Weingarten Realty Investors
Total Operating Income at Prorata Share by Geographic Region (1)
(in thousands, except percentages)

	Six Months Ended June 30,				Twelve Months Ended December 31,
	2007	%	2006	%	2006	%	2005	%	2004	%	2003	%

Western Region
California	$19,125	13.7%	$18,727	15.0%	$38,437	15.2%	$36,715	15.5%	$32,188	15.4%	$26,178	14.8%
Nevada	11,288	8.1%	9,793	7.9%	19,170	7.6%	16,949	7.2%	13,208	6.3%	11,862	6.7%
Arizona	7,807	5.6%	4,993	4.0%	10,232	4.1%	9,926	4.2%	8,648	4.1%	8,038	4.5%
Colorado	3,753	2.7%	3,598	2.9%	7,484	3.0%	6,211	2.6%	6,253	3.0%	3,423	1.9%
New Mexico	3,265	2.3%	3,287	2.6%	6,523	2.6%	5,445	2.3%	4,268	2.0%	3,442	1.9%
Utah	1,169	0.8%	1,098	0.9%	2,224	0.9%	2,014	0.9%	1,763	0.8%	(2)	0.0%
Washington	529	0.4%	30	0.0%	207	0.1%	-	0.0%	-	0.0%	-	0.0%
Oregon	210	0.2%	-	0.0%	34	0.0%	-	0.0%	-	0.0%	-	0.0%
Total Western Region	47,146	33.8%	41,526	33.3%	84,311	33.5%	77,260	32.7%	66,328	31.6%	52,941	29.8%

Central Region
Texas	$39,917	28.6%	$41,696	33.5%	$78,809	31.2%	$81,739	34.5%	$72,964	35.0%	$74,878	42.2%
Louisiana	3,832	2.7%	3,194	2.6%	6,727	2.7%	8,417	3.6%	11,720	5.6%	6,640	3.7%
Arkansas	1,091	0.8%	1,033	0.8%	2,183	0.9%	3,481	1.5%	1,823	0.9%	1,288	0.7%
Kansas	755	0.5%	425	0.3%	1,241	0.5%	1,049	0.4%	1,548	0.7%	1,785	1.0%
Missouri	691	0.5%	650	0.5%	1,238	0.5%	1,334	0.6%	1,383	0.7%	1,425	0.8%
Oklahoma	357	0.3%	279	0.2%	513	0.2%	436	0.2%	585	0.3%	540	0.3%
Mississippi	-	0.0%	(6)	0.0%	(6)	0.0%	(1)	0.0%	-	0.0%	(15)	0.0%
Total Central Region	46,643	33.4%	47,271	37.9%	90,705	36.0%	96,455	40.8%	90,023	43.2%	86,541	48.7%

Eastern Region
Florida	$24,072	17.2%	$18,947	15.2%	$41,807	16.6%	$34,012	14.4%	$30,223	14.5%	$23,811	13.4%
North Carolina	9,888	7.1%	8,619	6.9%	17,273	6.8%	14,073	5.9%	11,038	5.3%	8,398	4.7%
Georgia	6,895	4.8%	3,494	2.9%	8,865	3.5%	7,016	2.9%	5,022	2.5%	2,096	1.3%
Tennessee	2,312	1.7%	2,531	2.1%	5,069	1.9%	4,313	1.8%	3,950	2.0%	3,358	2.0%
Kentucky	2,159	1.5%	1,887	1.6%	4,113	1.5%	3,441	1.4%	1,507	0.7%	-	0.0%
Virginia	474	0.3%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Maine	91	0.1%	108	0.1%	224	0.1%	350	0.1%	318	0.2%	89	0.1%
South Carolina	84	0.1%	54	0.0%	154	0.1%	-	0.0%	-	0.0%	-	0.0%
Total Eastern Region	45,975	32.8%	35,640	28.8%	77,505	30.5%	63,205	26.5%	52,058	25.2%	37,752	21.5%

Total Operating Income	$139,764	100.0%	$124,437	100.0%	$252,521	100.0%	$236,920	100.0%	$208,409	100.0%	$177,234	100.0%

(1)  The Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 81% except for the operations of down-reit partnerships,  which are included at 100% with the applicable minority interest.  Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents
June 30, 2007
In Thousands, except per square foot amounts
Economics reflect WRI's prorata ownership interest

				Occupied SF	Annualized Rents	Avg. Base Rents	Occupied SF	Annualized Rents	Avg. Base Rents
	# of Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Retail
West

Arizona	23	2,059	$13.14	1,209	$10,495	$8.68	702	$14,615	$20.81
California	26	3,552	$15.56	2,004	$19,794	$9.88	1,374	$32,750	$23.84
Colorado	11	1,006	$13.61	634	$6,058	$9.56	333	$7,098	$21.31
New Mexico	6	1,007	$13.24	513	$5,592	$10.89	262	$4,664	$17.83
Nevada	13	2,773	$12.38	1,953	$16,951	$8.68	698	$15,884	$22.75
Oregon	2	23	$17.84	13	$197	$15.59	10	$208	$20.67
Utah	3	303	$12.39	200	$2,065	$10.35	100	$1,645	$16.48
Washington	5	87	$16.72	64	$923	$14.48	20	$470	$24.01
	89	10,809	$13.82	6,589	$62,075	$9.42	3,498	$77,334	$22.11
Central
Arkansas	3	358	$8.42	310	$2,291	$7.39	46	$707	$15.48
Kansas	2	251	$10.49	192	$1,904	$9.92	40	$532	$13.20
Louisiana	13	1,518	$8.82	824	$4,849	$5.89	584	$7,562	$12.96
Missouri	2	229	$9.38	136	$1,095	$8.06	48	$633	$13.09
Oklahoma	2	172	$7.14	107	$580	$5.40	50	$542	$10.93
Texas	115	12,931	$11.46	7,287	$59,982	$8.23	4,356	$73,427	$16.86
	137	15,459	$11.02	8,856	$70,701	$7.98	5,124	$83,403	$16.28
East
Florida	36	4,889	$13.40	3,066	$30,699	$10.01	1,578	$31,524	$19.97
Georgia	13	1,401	$13.59	884	$8,799	$9.95	458	$9,446	$20.61
Kentucky	4	603	$13.00	263	$2,303	$8.75	270	$4,634	$17.13
Maine	1	154	$5.36	96	$459	$4.80	36	$247	$6.87
North Carolina	23	2,521	$11.02	1,603	$12,190	$7.60	876	$15,123	$17.26
South Carolina	1	22	$14.26	5	$45	$8.50	14	$234	$16.38
Tennessee	6	651	$10.53	421	$3,489	$8.29	165	$2,675	$16.26
	84	10,241	$12.52	6,338	$57,983	$9.15	3,399	$63,882	$18.80
Total Retail	310	36,509	$12.29	21,783	$190,759	$8.76	12,020	$224,619	$18.69
Industrial
West
California	1	145	$6.78	124	$826	$6.64	2	$27	$17.45
	1	145	$6.78	124	$826	$6.64	2	$27	$17.45
Central
Texas	56	7,004	$5.32	4,368	$19,711	$4.51	1,938	$13,844	$7.14
	56	7,004	$5.32	4,368	$19,711	$4.51	1,938	$13,844	$7.14
East
Florida	5	1,665	$4.23	1,588	$6,703	$4.22	17	$85	$4.97
Georgia	7	956	$4.12	849	$3,488	$4.11	21	$92	$4.43
Tennessee	3	685	$2.70	609	$1,643	$2.70	1	$5	$7.60
Virginia	9	502	$4.54	745	$3,327	$4.47	6	$81	$12.75
	24	3,808	$4.02	3,790	$15,159	$4.00	45	$263	$5.85
Total Industrial	81	10,957	$4.85	8,282	$35,697	$4.31	1,985	$14,134	$7.12

Joint venture properties are reflected at WRI prorata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases

Weingarten Realty Investors
Property Listing at June 30, 2007

			Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	25	2,203,522	-	888,701	3,092,223
Arkansas	3	357,740	-	-	357,740
California	29	3,796,173	680,614	457,608	4,934,394
Colorado	13	1,035,533	793,469	859,236	2,688,236
Florida	45	6,637,247	1,607,890	783,822	9,028,960
Georgia	19	2,377,835	612,283	716,003	3,706,121
Kansas	2	250,752	-	-	250,752
Kentucky	4	603,142	-	76,410	679,552
Louisiana	16	1,633,709	402,401	866,792	2,902,902
Maine	1	153,776	51,258	-	205,034
Missouri	2	229,182	28,267	-	257,449
Nevada	12	2,773,000	123,264	625,737	3,522,000
New Mexico	6	1,006,702	-	396,750	1,403,452
North Carolina	29	2,613,117	134,650	742,374	3,490,141
Oklahoma	2	171,804	-	-	171,804
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,686	65,060	-	86,746
Tennessee	9	1,336,034	455,189	-	1,791,223
Texas	176	20,302,950	2,779,975	2,547,289	25,630,212
Utah	3	306,638	60,772	296,357	663,767
Virginia	9	788,083	1,607,137	-	2,395,220
Washington	5	86,877	332,505	198,220	617,603
Grand Total	414	48,805,441	9,825,661	9,517,899	68,148,997
Total Retail	336	37,145,004	4,643,732	9,517,899	51,306,631
Total Industrial	75	11,488,236	5,181,929	-	16,670,165
Total Other	3	172,201	-	-	172,201

Footnotes for detail property listing
(1)	Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

(2)	Denotes property currently under development.

(3)	Denotes properties that are not consolidated for SEC reporting purposes.

(+)	Denotes supermarket or discount store offering full service grocery along with general merchandise.

NOTE:  Square feet is reflective of area available to be leased.  Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Retail
Operating Properties
Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.0%		103,568	0	65,574	169,142
University Plaza	Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond	100.0%		165,882	0	0	165,882
Val Vista Towne Center	Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	100.0%		93,372	0	123,000	216,372
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.0%		29,834	0	146,624	176,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.0%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.0%		39,751	0	58,400	98,151
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.0%		69,568	0	136,000	205,568
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	100.0%		134,494	0	100,000	234,494
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster	100.0%		70,909	0	0	70,909
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's, Blockbuster	100.0%		60,560	0	0	60,560
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree	100.0%		102,271	0	0	102,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Baja Fresh Mexican Grill	100.0%		10,377	0	0	10,377
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.0%		82,757	0	0	82,757
Fry's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +	100.0%		145,104	0	0	145,104
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.0%		157,359	0	0	157,359
Entrada de Oro	Magee Road and Oracle Road, Tucson	Walmart	100.0%		88,685	0	20,406	109,091
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Ace Hardware	100.0%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market, Peter Piper Pizza	100.0%		220,173	0	10,000	230,173
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot , Circuit City, PetSmart, Walgreens	100.0%		256,226	0	0	256,226
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.)	100.0%		40,928	0	21,851	62,779
Arizona Total:	# of Properties:20				1,977,584	0	757,023	2,734,607
Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.0%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.0%		178,210	0	0	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.0%		52,626	0	0	52,626
Arkansas Total:	# of Properties: 3				357,740	0	0	357,740
California
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Hollywood Video	100.0%		75,725	0	0	75,725
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Hollywood Video	100.0%		162,390	0	0	162,390
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, PETCO	100.0%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	100.0%		309,098	0	0	309,098
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralphs +	100.0%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples	100.0%		110,783	0	0	110,783
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	100.0%		194,817	0	0	194,817
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	100.0%		85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralphs +, Target (O.B.O.), Ross Dress for Less	100.0%		124,459	0	124,000	248,459
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.0%		78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.0%		228,345	0	0	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sport Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.0%		121,334	0	131,468	252,802
Ralphs Redondo	Hawthorne Blvd. at 182nd St., Redondo	Ralphs +	100.0%		66,700	0	0	66,700
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video	100.0%		76,497	0	0	76,497
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	100.0%		93,398	0	0	93,398

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.0%		133,614	0	0	133,614
Valley	Franklin Boulevard and Mack Road,	Raley's +, Hollywood Video (O.B.O.)	100.0%		98,240	0	5,365	103,605
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.0%		130,729	0	65,000	195,729
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only,	100.0%		151,658	0	86,569	238,227
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s + , 24 Hour Fitness	100.0%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.0%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Hollywood Video	100.0%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	100.0%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.0%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots. Safeway	100.0%		151,061	0	0	151,061
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	100.0%		411,278	0	0	411,278
California Total:	# of Properties:26				3,551,618	0	457,608	4,009,226

Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Comp USA, Ross Dress For Less, Super Target + (O.B.O.), Pier 1	50.0%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.0%		84,057	0	177,362	261,419
Uintah Gardens	NEC 19th St. at West Uintah, Colorado	King Sooper’s, Walgreens, Petco	100.0%		212,638	0	0	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.0%	(1)(3)	20,985	20,985	58,000	99,970
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	50.0%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood Total Fitness, Petco	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	51.0%	(1)	137,977	132,566	90,000	360,543
Highlands Ranch University Park	Highlands Ranch at University Blvd., Highlands Ranch	Whole Foods Market +	40.0%	(1)(3)	35,368	53,052	0	88,420
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s	51.0%	(1)	55,671	53,487	0	109,158
Thorncreek Crossing	Washington St. at 120th St., Thornton	Target (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1, Cost Plus, Linens ‘N Things	51.0%	(1)	108,186	103,944	174,000	386,130
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway + Walgreen (O.B.O.)	50.0%	(1)	48,521	48,521	0	97,042
Colorado Total:	# of Properties:10				924,415	633,567	734,062	2,292,042
Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	100.0%		113,689	0	0	113,689
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.0%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.0%		131,719	0	48,214	179,933
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	25.0%	(1)(3)	42,959	128,878	0	171,837
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.0%		364,714	0	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix	25.0%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics	100.0%		304,447	0	0	304,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.0%		161,871	0	0	161,871
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	100.0%		377,757	0	197,631	575,388
Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix, CVS/Pharmacy	20.0%	(1)(3)	22,750	91,002	0	113,752
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +, Beall’s Outlet Stores	25.0%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +	100.0%		111,811	0	0	111,811

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	City Furniture	20.0%	(1)(3)	19,303	77,212	0	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.0%	(1)(3)	43,895	175,578	0	219,473
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	100.0%		110,867	0	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen	100.0%		238,069	0	0	238,069
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	100.0%		487,899	0	0	487,899
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross, TJ Maxx, Old Navy	20.0%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons +	100.0%		95,128	0	64,627	159,755
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Albertsons, Stein Mart, Office Depot, Home Goods	20.0%	(1)(3)	64,012	256,049	0	320,061
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.0%		67,954	0	183,000	250,954
Alafaya Square	Alafaya Trail, Oviedo	Publix	20.0%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	100.0%		99,172	0	0	99,172
East Lake Woodlands	East Lake Road and Tampa Road, Palm	Publix, Walgreens	20.0%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7,	BJ's Wholesale Club	100.0%		145,652	0	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	100.0%		257,370	0	105,350	362,720
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	100.0%		314,417	0	0	314,417
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.0%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +	100.0%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix	25.0%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.0%	(1)(3)	10,253	30,758	0	41,011
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road, Sanford	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N Things, Petco, Cost Plus, Target (O.B.O.)	100.0%		308,763	0	185,000	493,763
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix	25.0%	(1)(3)	19,080	57,241	0	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +	100.0%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	100.0%		102,172	0	0	102,172
Florida Total:	# of Properties: 35				4,756,581	1,474,450	783,822	7,014,853

Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million, Target (O.B.O)	100.0%		147,654	0	174,000	321,654
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive,	DSW, American Signature, Circuit City	100.0%		196,139	0	0	196,139
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	100.0%		98,553	0	0	98,553
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix, Hollywood Video	100.0%		68,389	0	0	68,389
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.0%		253,448	0	0	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)	100.0%		25,158	0	70,104	95,262
Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.0%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	100.0%		78,351	0	0	78,351
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.0%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	100.0%		72,784	0	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.0%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.0%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Target (O.B.O)	100.0%		186,155	0	174,000	360,155
Georgia Total:	# of Properties:13				1,421,711	0	716,003	2,137,714

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.0%		135,036	0	0	135,036
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.0%		115,716	0	0	115,716
Kansas Total:	# of Properties: 2				250,752	0	0	250,752

Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.0%		125,035	0	27,000	152,035
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane,	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.0%		124,374	0	0	124,374
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.0%		184,747	0	0	184,747
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)	100.0%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 4				603,142	0	76,410	679,552

Louisiana
Seigen Plaza	Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	100.0%		155,490	0	194,247	349,737
Park Terrace	U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney	100.0%		131,127	0	0	131,127
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s, Books a Million	100.0%		227,417	0	0	227,417
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.0%		138,214	0	125,400	263,614
Ambassador Plaza	Ambassador Caffery at W. Congress,	Albertsons + (O.B.O.), Blockbuster	100.0%		29,405	0	72,545	101,950
River Marketplace	Ambassador Caffery at Kaliste Saloom,	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A	20.4%	(1)(3)	34,320	133,915	174,700	342,935
	Lafayette	Million, Stage
Westwood Village	W. Congress at Bertrand, Lafayette	Stage, Graham Central Station, Blockbuster	100.0%		141,346	0	0	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Stage, Conn’s	100.0%		172,068	0	0	172,068
Conn's Building	Ryan at 17th St., Lake Charles	Planet Pets	100.0%		23,201	0	0	23,201
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stage	50.0%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s, Ross Dress for Less, Bed Bath & Beyond	100.0%		7,743	0	125,400	133,143
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	100.0%		170,588	0	0	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.0%		141,172	0	0	141,172
Orleans Station	Paris, Robert E. Lee at Chatham, New		100.0%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath &	20.4%	(1)(3)	41,136	160,512	174,500	376,148
	Beyond
Westwood	Jewella at Greenwood, Shreveport	Super 1 Grocery +, Citi Trends, Cash American Pawn	100.0%		112,508	0	0	112,508
Louisiana Total:	# of Properties: 16				1,633,709	402,401	866,792	2,902,902

Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.0%	(1)	153,776	51,258	0	205,034
Maine Total:	# of Properties: 1				153,776	51,258	0	205,034

Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks, Michael’s, Sears	100.0%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	Big Lots	50.0%	(1)(3)	28,267	28,267	0	56,534
Missouri Total:	# of Properties: 2				229,182	28,267	0	257,449

Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	100.0%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies ‘R’ Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority	100.0%		436,814	0	0	436,814
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart, Roos, Office Max, 99 Cents Only	100.0%		338,137	0	0	338,137
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug	100.0%		167,704	0	0	167,704
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las	Ross Dress for Less (O.B.O.), Sav-On Drug, La Bonita Grocery	100.0%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.0%		152,475	0	55,745	208,220

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	100.0%		149,713	0	0	149,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour	100.0%		278,416	0	0	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour	100.0%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las	Smith’s Food +	100.0%		87,367	0	0	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	50.0%	(1)(3)	123,264	123,264	394,271	640,798
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	100.0%		142,728	0	0	142,728
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels	100.0%		576,632	0	0	576,632
Nevada Total:	# of Properties: 12				2,773,000	123,264	625,737	3,522,000

New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.0%		117,623	0	0	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.0%		104,034	0	0	104,034
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens ‘N Things	100.0%		196,147	0	0	196,147
Plaza at Cottonwood	Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	100.0%		84,322	0	334,000	418,322
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Walmart	100.0%		254,905	0	0	254,905
De Vargas	N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists	100.0%		249,671	0	62,750	312,421
New Mexico Total:	# of Properties: 6				1,006,702	0	396,750	1,403,452

North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.0%		146,063	0	0	146,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.0%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.0%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.0%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd’s	100.0%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/Pharmacy	25.0%	(1)(3)	23,983	71,950	0	95,933
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.0%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road,	Off Broadway Shoes	100.0%		107,504	0	207,602	315,106
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	100.0%		79,509	0	0	79,509
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Eckerd’s	100.0%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.0%		42,080	0	402,620	444,700
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.0%		42,517	0	0	42,517
Durham Festival	Hillsborough Rd. at LaSalle St., Durham	Kroger +	100.0%		134,295	0	0	134,295
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Eckerd’s	100.0%		59,912	0	0	59,912
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.0%		60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	100.0%		250,140	0	0	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +	100.0%		117,250	0	0	117,250
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.0%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd.,	Harris Teeter +	100.0%		112,615	0	0	112,615
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raliegh	Lowe's Food, (O.B.O.)	100.0%		17,209	0	45,802	63,011
Lynnwood Collection	Creedmoor Rd at Lynn Road, Raleigh	Kroger +	100.0%		86,362	0	0	86,362
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond	100.0%		469,420	0	0	469,420
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	100.0%		188,521	0	0	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	100.0%		68,778	0	0	68,778
North Carolina Total:	# of Properties: 24				2,590,222	133,644	742,374	3,466,240
Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest	Color Tyme	100.0%		36,148	0	0	36,148

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	100.0%		135,656	0	0	135,656
Oklahoma Total:	# of Properties: 2				171,804	0	0	171,804

Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	TJ Maxx, Winco Foods (O.B.O)	20.0%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.0%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market	20.0%	(1)(3)	7,904	31,616	0	39,520
Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466

South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.0%	(1)(3)	21,686	65,060	0	86,746
South Carolina Total:	# of Properties: 1				21,686	65,060	0	86,746

Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.0%		179,364	0	0	179,364
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.0%		166,980	0	0	166,980
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.0%		61,538	0	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.0%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +	100.0%		80,216	0	0	80,216
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.0%		148,708	0	0	148,708
Tennessee Total:	# of Properties: 5				651,296	0	0	651,296

Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	100.0%		130,529	0	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.0%		48,149	0	0	48,149
Puckett Plaza	Bell Road, Amarillo	Huneke Furniture, CVS/Pharmacy, Gold's Gym	100.0%		133,735	0	0	133,735
Wolflin Village	Wolflin Ave. at Georgia St., Amarillo	Hastings, Talbot’s, Office Depot	100.0%		196,171	0	0	196,171
Brodie Oaks	South Lamar Blvd. at Loop 360, Austin	Hobby Lobby (O.B.O.), Toys "R" Us (O.B.O.), Sun Harvest Foods +, Neiman Marcus Last Call	100.0%		227,167	0	109,032	336,199
Calder	Calder at 24th St., Beaumont		100.0%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, Spec’s Liquor Warehouse, David’s Bridal, Toys “R” Us (O.B.O.)	50.0%	(1)(3)	70,036	70,036	98,329	238,401
Phelan	Phelan at 23rd St, Beaumont		100.0%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.7%	(1)(3)	15,552	7,779	58,890	82,221
Southgate	Calder Ave. at 6th St., Beaumont	Dollar General	100.0%		33,555	0	0	33,555
Westmont	Dowlen at Phelan, Beaumont	Talbot’s, Ashley Furniture	100.0%		98,071	0	0	98,071
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.0%		106,907	0	0	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Spec’s Liquor Warehouse, Petco, Anna's Linens	100.0%		296,837	0	0	296,837
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O),Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things, Hobby Lobby	100.0%		372,308	0	161,909	534,217
Portairs	Ayers St. at Horne Rd., Corpus Christi	CVS /pharmacy, Family Dollar, Beall’s	100.0%		118,233	0	0	118,233
Shoppes at Deer Creek	FM 731 at FM 1137, Crowley	Albertsons + (O.B.O.)	100.0%		33,056	0	52,443	85,499
Golden Beach Market Place	Golden Triangle Blvd. at N. Beach St., Ft.	Albertsons + (O.B.O.)	100.0%		38,958	0	52,443	91,401
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens, Ashley Furniture	100.0%		353,302	0	110,000	463,302
Southcliff	I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics	100.0%		115,827	0	0	115,827
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	100.0%		74,477	0	0	74,477
Food King Place	25th St. at Avenue P, Galveston	Arlan’s	100.0%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Hastings, Palais Royal	100.0%		208,915	0	0	208,915
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	100.0%		132,472	0	0	132,472

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Alabama-Shepherd	S. Shepherd at W. Alabama	Bookstop, PetsMart	100.0%		56,210	0	0	56,210
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.0%		35,966	0	86,000	121,966
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	100.0%		35,081	0	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.0%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA	100.0%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	100.0%		383,650	0	0	383,650
Crestview	Bissonnet at Wilcrest	Creative Connection	100.0%		9,007	0	0	9,007
Cullen Place	Cullen at Reed	C&R Beauty Supply	100.0%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	100.0%		84,517	0	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies “R” Us	100.0%		190,713	0	96,660	287,373
Eastpark	Mesa Rd. at Tidwell	CVS/pharmacy, US Postal Service	100.0%		113,473	0	0	113,473
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar	100.0%		78,460	0	0	78,460
Fiesta Village	Quitman at Fulton	Fiesta +	100.0%		30,249	0	0	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot	100.0%		61,693	0	0	61,693
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	100.0%		76,483	0	0	76,483
Griggs Road	Griggs at Cullen	Family Dollar, Modern City, Citi Trends	100.0%		80,114	0	0	80,114
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	100.0%		93,438	0	0	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.0%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s	100.0%		178,837	0	99,000	277,837
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, FAMSA	100.0%		173,209	0	0	173,209
Independence Plaza	Town East Blvd., Mesquite	Sack & Save +, Babies “R” Us	100.0%		179,331	0	0	179,331
Jacinto City	Market at Baca	Seller Bros. +, CVS/pharmacy	50.0%	(1)	24,569	24,569	0	49,138
Landmark	Gessner at Harwin	Family Dollar	100.0%		55,853	0	0	55,853
Lawndale	Lawndale at 75th St.	Family Dollar	100.0%		50,891	0	0	50,891
Little York Plaza	Little York at E. Hardy	Seller Bros. +, Dollar General, American Way Thrift Stores	100.0%		117,353	0	0	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	100.0%		67,629	0	0	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market	100.0%		84,084	0	0	84,084
North Main Square	Pecore at N. Main	O’Reilly Autoparts	100.0%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby	100.0%		417,279	0	0	417,279
North Triangle	I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza, James Coney Island	100.0%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.0%		172,479	0	0	172,479
Northway	Northwest Fwy. at 34th	Conn’s, Academy, Office Max, Goodwill	100.0%		217,226	0	0	217,226
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.0%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	100.0%		154,128	0	0	154,128
Orchard Green	Gulfton at Renwick	Seller Bros. +, Family Dollar	100.0%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	David’s Bridal, Randalls	100.0%		138,766	0	0	138,766
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	100.0%		127,525	0	0	127,525
Randall's /Norchester	Grant at Jones	Randall’s +	100.0%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.0%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.0%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap	100.0%		253,958	0	0	253,958
Sheldon Forest North	North, I-10 at Sheldon	Family Dollar	100.0%	(1)	22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.0%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta, Office Depot, Big Lots, PetsMart, Ross Dress for Less, Anna’s	70.0%	(1)	176,498	75,642	0	252,140
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	100.0%		125,288	0	0	125,288
Spring Plaza	Hammerly at Campbell	Seller Bros., Family Dollar	100.0%		56,166	0	0	56,166
Steeplechase	Jones Rd. at F.M. 1960	Palais Royal, 99 Cents Only, Anna's Linens, Goodwill Industries	100.0%		194,551	0	99,950	294,501
Stella Link	Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.0%		67,870	0	0	67,870
Studemont	Studewood at E. 14th St	Fiesta +	100.0%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock	Fiesta +	100.0%		97,217	0	0	97,217
Village Arcade	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		57,219	0	0	57,219

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Village Arcade-Phase II	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		107,082	0	0	107,082
Westbury Triangle	Chimney Rock at W. Bellfort	99 Cents Only	100.0%		66,318	0	0	66,318
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s, Golfsmith, Palais Royal, Target (O.B.O.), Petco	100.0%		232,994	0	99,550	332,544
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.0%		130,562	0	0	130,562
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.0%		115,204	0	135,934	251,138
Cedar Bayou	Bayou Rd., La Marque	Dollar General	100.0%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s	100.0%		242,722	0	206,463	449,185
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	100.0%		134,919	0	0	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	100.0%		126,990	0	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.0%		151,677	0	0	151,677
Northtown Plaza	1st St. at University Plaza, Lubbock	United Supermarket +, Family Dollar	100.0%		73,633	0	0	73,633
Town and Country	4th St. at University, Lubbock	Hasting’s Records & Books	100.0%		30,743	0	0	30,743
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Randall’s +, Kmart, Clark’s, Ashley Furniture	100.0%		256,940	0	0	256,940
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	50.0%	(1)(3)	143,968	143,968	242,132	530,067
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble, Blockbuster	50.0%	(1)(3)	38,195	38,195	0	76,390
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.0%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H.E.B.	50.0%	(1)(3)	51,851	51,851	0	103,702
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	100.0%		114,617	0	65,084	179,701
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.0%		192,283	0	0	192,283
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.0%		33,134	0	0	33,134
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	100.0%		209,051	0	0	209,051
Plaza	Ave. H at Eighth Street, Rosenberg	Burke’s Outlet, 99 Cents Only, CVS	50.0%	(1)	41,152	41,152	0	82,303
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.0%		105,135	0	0	105,135
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.0%		42,860	0	81,176	124,036
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.0%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Cost Plus, Regal Cinema, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	100.0%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	100.0%		64,287	0	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center	100.0%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center	100.0%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	100.0%		162,864	0	0	162,864
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.0%		89,869	0	0	89,869
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Barnes & Noble, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less, Lane Furniture	100.0%		375,820	0	0	375,820
New Boston Road	New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, CVS/pharmacy, Salvation Army	100.0%		89,800	0	0	89,800
Island Market Place	6th St. at 9th Ave., Texas City	Food King	100.0%		27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.0%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.0%		60,400	0	0	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.0%		115,692	0	0	115,692
Texas Total:	# of Properties: 107				12,543,026	544,198	2,402,378	15,489,600

Utah
Alpine Valley Center	Main St. at State St., American Fork	Target (O.B.O.), Old Navy, Pier 1, Dollar Tree, Office Depot	33.3%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	100.0%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	100.0%		182,099	0	122,800	304,899
	Jordan
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Food Emporium, Bartell Drugs	20.0%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	JoAnn's, Safeway (O.B.O)	20.0%	(1)(3)	15,533	62,133	65,346	143,012
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross	20.0%	(1)(3)	26,804	107,216	0	134,020
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +	20.0%	(1)(3)	21,485	85,938	0	107,423
Washington Total:	# of Properties: 4				81,877	327,505	65,346	474,728

Industrial
Operating Properties

California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., New Wave Logistics (USA) Inc.	20.0%	(1)(3)	145,353	581,412	0	726,765
California Total:	# of Properties: 1				145,353	581,412	0	726,765

Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix, LaSalle Bristol	100.0%		600,000	0	0	600,000
Lakeland Interestate Industrial Park	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc., Sunrise Medical HHG, Inc.	100.0%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc., Parksite, Inc.	100.0%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors	100.0%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes	100.0%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure	100.0%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure	100.0%		382,340	0	0	382,340
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc.	100.0%		50,046	0	0	50,046
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	20.0%	(1)(3)	80,511	322,043	0	402,554
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	100.0%		72,000	0	0	72,000
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	American Hotel Register Co., Clorox Services Company, Builders Specialties, LLC	100.0%		178,467	0	0	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Inc., Prime Choice Properties, Inc.	20.0%	(1)(3)	72,560	290,240	0	362,800
Georgia Total:	# of Properties: 5				956,124	612,283	0	1,568,407

Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	Joseph T. Ryerson & Son, Inc., Diamond Comic Distributors, In	20.0%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Quest Communications Corporation, Kuehne & Nagel, Inc., Concentra Operating Corp.	20.0%	(1)(3)	82,028	328,110	0	410,138
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar	100.0%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,738	455,189	0	1,139,927

Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	DHL, INX International	100.0%		253,165	0	0	253,165

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Randol Mill Place	Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Becker-Parkin Dental Supply Company, Inc.	100.0%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense	100.0%		27,322	0	0	27,322
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix – Lamar Corp, Apria Healthcare, Inc., Walgreen Co.	100.0%		119,452	0	0	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Nanocoolers, Inc., Honeywell	100.0%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Technowood, Inc., Aramark	100.0%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., EZ Corp, Inc.	100.0%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd., The Closet Factory	100.0%		57,210	0	0	57,210
Wells Branch Corporate Center	Wells Branch Pkwy., Austin	RDA Promart, Allstate	100.0%		58,710	0	0	58,710
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.0%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.0%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics Finishing Services	100.0%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	Applied Industrial Technologies, AWC	100.0%		105,892	0	0	105,892
Northaven Business Center	Northaven Rd., Dallas	Dillon Gage, Quality Conservation Services, Inc.	100.0%		151,388	0	0	151,388
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland surgery Center	100.0%		78,700	0	0	78,700
Northwest Crossing Office/Service Center	N.W. Hwy. at Walton Walker, Dallas	Corporate Care, Magnum Cable Corp.	100.0%		126,984	0	0	126,984
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.0%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Document Management Systems, BKM Total Office of Texas, L.P., Global Industries Southwest	100.0%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.0%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.0%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain, Stone Container	20.0%	(1)(3)	48,728	194,914	0	243,642
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.0%		104,975	0	0	104,975
610/288 Business Park	Cannon Street	Palmer Logistics	20.0%	(1)(3)	58,923	235,690	0	294,613
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Terminix, Carrier Sales and Distribution, Odwalla, Inc.	100.0%		157,500	0	0	157,500
Blankenship Building	Kempwood Drive	Classic Printers	100.0%		58,729	0	0	58,729
Brookhollow Business Center	Dacoma at Directors Row	Bristol Babcock, Surgeon's Management, Houston Digital Instruments	100.0%		132,929	0	0	132,929
Central Park Northwest VI	Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc., Trader Publishing	100.0%		175,356	0	0	175,356
Central Park Northwest VII	Central Pkwy. at Dacoma	Lucent Technologies, Inc.	100.0%		103,485	0	0	103,485
Claywood Industrial Park	Clay at Hollister	Academy, Ltd.	100.0%		330,141	0	0	330,141
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.0%		72,515	0	0	72,515
Houston Cold Storage Warehouse	7080 Express Lane	SIG Southwest, Global Stainless Supply, Inc., Houston Central Industries, Inc., Meridian IQ	100.0%		128,752	0	0	128,752
Jester Plaza Office Service Center	West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	100.0%		100,605	0	0	100,605
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.0%		113,218	0	0	113,218
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.0%	(1)(3)	43,898	175,591	0	219,489
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.0%	(1)(3)	50,603	202,412	0	253,015
Navigation Business Park	Navigation at N. York	Packwell, Inc.	20.0%	(1)(3)	47,593	190,374	0	237,967
Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc.	20.0%	(1)(3)	60,659	242,638	0	303,297
Railwood F	Market at U.S. 90	Shell Oil Company	20.0%	(1)(3)	60,000	240,000	0	300,000
Railwood Industrial Park	Mesa at U.S. 90	Bison Building Materials, Ltd.; DSC Logistics	20.0%	(1)(3)	99,516	398,064	0	497,580
Railwood Industrial Park	Mesa at U.S. 90	SIG Southwest, Global Stainless Supply, Inc., Houston Central Industries, Inc., Meridian IQ	100.0%		487,055	0	0	487,055
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.0%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc., Sandvik, Inc.	100.0%		160,653	0	0	160,653
Southwest Park II Service Center	Rockley Road	Bioassay Laboratory, Inc.	100.0%		67,700	0	0	67,700
Stonecrest Business Center	Wilcrest at Fallstone	Aztec Facility Services, Inc.	100.0%		110,557	0	0	110,557
Town & Country Commerce Center	I-10 at Beltway 8		100.0%		206,056	0	0	206,056
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.0%		82,788	0	0	82,788
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.0%		34,256	0	0	34,256

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.0%		102,087	0	0	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M	100.0%		118,900	0	0	118,900
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc.	100.0%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	100.0%		137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.0%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	100.0%		101,137	0	0	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Janitrol	100.0%		218,219	0	0	218,219
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Wells Fargo Bank	100.0%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand , TD Industries	100.0%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Fairfield Industries, Yokogama, Gurtwitch Products	100.0%		251,200	0	0	251,200
Texas Total:	# of Properties:52				7,249,132	1,925,908	0	9,175,040

Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway,	Owens & Minor, VSE Corporation, FedEx Ground	100.0%	(1)	215,077	0	0	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	Handleman Company, International Paper, Owens & Minor	20.0%	(1)(3)	58,623	234,491	0	293,114
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	BASF Corporation	20.0%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	The Antioch Company, Xymid LLC, Central National-Gottesman, Inc.	20.0%	(1)(3)	121,356	485,424	0	606,780
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix	20.0%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Recall, The Sharper Image	100.0%	(1)	171,222	0	0	171,222
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.0%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP	20.0%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson	20.0%	(1)(3)	10,977	43,907	0	54,884
Virginia Total:	# of Properties:9				788,083	1,607,137	0	2,395,220

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.0%		16,070	0	0	16,070
Arizona Total:	# of Properties:1				16,070	0	0	16,070

Texas
1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.0%		139,979	0	0	139,979
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.0%		16,152	0	0	16,152
Texas Total:	# of Properties:2				156,131	0	0	156,131

Total Operating Properties	# of Properties:377				47,786,837	9,117,242	8,983,262	65,887,336

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
New Development

Arizona
Laveen Village Market	Baseline Rd. at 51st St., Phoenix		100.0%	(2)	85,131	0	71,619	156,750
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City		100.0%	(2)	0	0	0	0
Raintree Ranch	Ray Road at Price Road, Chandler		100.0%	(2)	121,437	0	60,059	181,496
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa		100.0%	(2)	3,300	0	0	3,300
Arizona Total:	# of Properties: 4				209,868	0	131,678	341,546

California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.0%	(1)(2)(3)	84,202	84,202	0	168,403
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.0%	(1)(2)(3)	15,000	15,000	0	30,000
California Total:	# of Properties: 2				99,202	99,202	0	198,403

Colorado
Buckingham Square	Mississippi at Havana, Aurora		50.0%	(1)(2)	0	0	0	0
Glenwood Meadows	Midland Ave. at W. Meadows, Glenwood Springs		41.0%	(1)(2)(3)	111,118	159,902	125,174	396,194
River Point at Sheridan	Highway 77 and Highway 88, Sheridan		50.0%	(1)(2)	0	0	0	0
Colorado Total:	# of Properties: 3				111,118	159,902	125,174	396,194

Florida
Clermont Landing	U.S. 27 & Steve's Road		55.0%	(1)(2)	0	0	0	0
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando		50.0%	(1)(2)	132,190	132,190	0	264,381
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast		50.0%	(1)(2)	1,250	1,250	0	2,500
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando		100.0%	(2)	61,795	0	0	61,795
Phillips Landing	Turkey Lake Rd., Orlando		100.0%	(2)	20,625	0	0	20,625
Florida Total:	# of Properties: 5				215,860	133,440	0	349,301

Georgia
South Fulton Town Center	NWC South Fulton Parkway @ Hwy 92, Union City		50.0%	(1)(2)	0	0	0	0
Georgia Total:	# of Properties: 1				0	0	0	0

North Carolina
Crabtree Towne Center	Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh		100.0%	(2)	0	0	0	0
Southern Pines	U.S. 15-501 and Bruce Wood Rd, Southern Pines		100.0%	(2)	0	0	0	0
Surf City Crossing	Highway 17 and Highway 210, Surf City		100.0%	(2)	0	0	0	0
The Shoppes at Caveness Farms	Capitol Boulevard and Caveness Farms Avenue, Wake Forest		100.0%	(2)	19,876	0	0	19,876
Waterford Village	US Hwy 17 & US Hwy 74/76, Leland		75.0%	(1)(2)	3,019	1,006	0	4,025
North Carolina Total:	# of Properties: 5				22,895	1,006	0	23,901

Tennessee
Ridgeway Trace	Memphis		100.0%	(2)	0	0	0	0
Tennessee Total:	# of Properties: 1				0	0	0	0

Texas
Festival Plaza	Helotes, TX		100.0%	(2)	0	0	0	0
Gateway Station	I-35W and McAlister Rd., Burleson		70.0%	(1)(2)	0	0	0	0
Horne Street Market	I-30 & Horne Street, Fort Worth		100.0%	(2)	0	0	0	0
Market at Nolana	Nolana Ave and 29th St., McAllen		50.0%	(1)(2)(3)	10,715	10,715	0	21,430

Weingarten Realty Investors

Property Listing at June 30, 2007

						Gross Leasable Area
Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission		50.0%	(1)(2)(3)	44,402	44,402	0	88,803
North Sharyland Towne Crossing	Shary Rd. at North Hwy. 83, Mission		50.0%	(1)(2)(3)	0	0	0	0
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		75.0%	(2)	0	0	0	0
River Pointe	I-45 at Loop 336, Conroe		100.0%	(2)	44,792	0	144,911	189,703
Rock Prairie Marketplace	Rock Prairie Rd. at Hwy. 6, College Station		100.0%	(2)	0	0	0	0
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission		50.0%	(1)(2)(3)	166,346	166,346	0	332,693
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City		50.0%	(1)(2)(3)	88,406	88,406	0	176,812
Stevens Ranch	NEC SH 211 and Potranco Road, San Antonio		50.0%	(1)(2)	0	0	0	0
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.0%	(2)	0	0	0	0
Westover Square	151 and Ingram, San Antonio		66.7%	(1)(2)	0	0	0	0
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.0%	(2)	0	0	0	0
Texas Total:	# of Properties: 15				354,661	309,869	144,911	809,441

Washington
Village at Liberty Lake	E. Country Vista Dr. at N. Liberty Rd., Liberty Lake		50.0%	(1)(2)(3)	5,000	5,000	132,874	142,875
Washington Total:	# of Properties: 1				5,000	5,000	132,874	142,875

Total New Developments	# of Properties: 37				1,018,604	708,419	534,637	2,261,661

Unimproved Land
Louisiana
U.S. Highway 171 at Parish, DeRidder								462,000
Louisiana Total:								462,000

North Carolina
The Shoppes at Caveness Farms								1,750,000
North Carolina Total:								1,750,000

Texas
9th Ave. at 25th St., Port Arthur								243,000
Bissonnet at Wilcrest								175,000
Citadel Plaza at 610 North Loop								137,000
East Orem								122,000
Highway 3 at Highway 1765, Texas City								201,000
Kirkwood at Dashwood Drive								322,000
Mesa Road at Tidwell								901,000
NEC of US Hwy 380 & Hwy 75, McKinney								87,000
Northwest Freeway at Gessner								422,000
River Pointe Drive at Interstate 45, Conroe								618,000
Shaver at Southmore, Pasadena								17,000
West Little York at Interstate 45								161,000
West Loop North at Interstate 10								145,000
Texas Total:								3,551,000

Total Unimproved Land								5,763,000